                                                                   EXHIBIT 99.23


[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-NC1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS


                          $[XXX,XXX,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-NC1



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                        NEW CENTURY MORTGAGE CORPORATION
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [WELLS FARGO BANK MINNESOTA, N.A.]
                                [MASTER SERVICER]

                      DEUTSCHE BANK NATIONAL TRUST COMPANY
                                     TRUSTEE




                               JANUARY [25], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-NC1

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

1. FICO
2. LTV
3. DTI
4. Occupancy Type
5. WAC
6. IO Type
7. Loan Documentation Type
8. Others
9. Credit Grades
10. Top 10 Cities

1. FICO

---------------------------------------------------------------------------------------------------------------
                                              Loan           $ Avge Loan      % of            Agg $        WAC
FICO                                          Count             Amount        Pool           Balance       WAC
---------------------------------------------------------------------------------------------------------------

581 & Above                                   3,672           180,266.46      65.48      661,938,454.73   6.937
561 - 580                                       561           158,629.97       8.80       88,991,413.84   7.486
541 - 560                                       643           154,098.97       9.80       99,085,639.83   7.777
521 - 540                                       623           149,597.21       9.22       93,199,063.01   8.110
520 & Below                                     507           133,430.04       6.69       67,649,029.18   8.534
TOTAL:                                        6,006           168,308.96     100.00    1,010,863,600.59   7.283

                                                              PERCENTAGE OF AGGREGATE COLLATERAL
                                              -------------------------------------------------------------------
                                                                              FICO
-----------------------------------------------------------------------------------------------------------------
                                              520 and             521-     541-     561-        581 and
FICO                                           below              540      560      580          above
-----------------------------------------------------------------------------------------------------------------

581 & Above                                     0.00%            0.00%    0.00%     0.00%         65.48%
561 - 580                                       0.00%            0.00%    0.00%     8.80%          0.00%
541 - 560                                       0.00%            0.00%    9.80%     0.00%          0.00%
521 - 540                                       0.00%            9.22%    0.00%     0.00%          0.00%
520 & Below                                     6.69%            0.00%    0.00%     0.00%          0.00%
TOTAL:                                          6.69%            9.22%    9.80%     8.80%         65.48%

                                                               PERCENTAGE OF AGGREGATE COLLATERAL
                                              ---------------------------------------------------------------------
                                                                              LTV
-------------------------------------------------------------------------------------------------------------------
                                               85% LTV        LTV             LTV            LTV            LTV
FICO                                           & below      85.01-90        90.01-95      95.01-100       100.01+
-------------------------------------------------------------------------------------------------------------------

581 & Above                                     49.45%         9.81%          3.56%          2.66%         0.00%
561 - 580                                        7.40%         1.21%          0.18%          0.02%         0.00%
541 - 560                                        8.94%         0.83%          0.03%          0.00%         0.00%
521 - 540                                        9.05%         0.16%          0.02%          0.00%         0.00%
520 & Below                                      6.64%         0.05%          0.00%          0.00%         0.00%
TOTAL:                                          81.47%        12.07%          3.78%          2.68%         0.00%


                                                                    PERCENTAGE OF AGGREGATE COLLATERAL
                                        -------------------------------------------------------------------------------------------
                                                                                 LOAN AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
                                         $50K and      $50.01-     $75.01-         $100.01 -       $600.01-     $750-
FICO                                       below         75K        100K             $600K           750K        900K       >$900K
-----------------------------------------------------------------------------------------------------------------------------------

581 & Above                                 1.48%       1.93%        3.51%           57.53%          1.04%       0.00%       0.00%
561 - 580                                   0.07%       0.56%        0.64%            7.53%          0.00%       0.00%       0.00%
541 - 560                                   0.07%       0.57%        0.99%            8.17%          0.00%       0.00%       0.00%
521 - 540                                   0.05%       0.69%        0.92%            7.55%          0.00%       0.00%       0.00%
520 & Below                                 0.05%       0.73%        0.87%            5.03%          0.00%       0.00%       0.00%
TOTAL:                                      1.73%       4.49%        6.93%           85.81%          1.04%       0.00%       0.00%


                                                                        PERCENTAGE OF AGGREGATE COLLATERAL
                                        ----------------------------------------------------------------------------------------
                                                        DOCUMENTATION                                 INTEREST ONLY
--------------------------------------------------------------------------------------------------------------------------------
                                                          Stated           Limited
FICO                                      Full Doc          Doc              Doc       2yr IO   3yr IO       5yr IO     10yr IO
--------------------------------------------------------------------------------------------------------------------------------

581 & Above                                 31.56%         31.05%            2.87%     16.75%    1.34%        0.00%       2.30%
561 - 580                                    5.45%          2.94%            0.41%      0.04%    0.00%        0.00%       0.00%
541 - 560                                    6.55%          2.99%            0.26%      0.02%    0.00%        0.00%       0.00%
521 - 540                                    6.62%          2.31%            0.28%      0.00%    0.00%        0.00%       0.00%
520 & Below                                  5.18%          1.28%            0.23%      0.00%    0.00%        0.00%       0.00%
TOTAL:                                      55.37%         40.57%            4.06%     16.81%    1.34%        0.00%       2.30%


                                                    PERCENTAGE OF AGGREGATE COLLATERAL
                                        ----------------------------------------------------------
                                                                DTI                   OTHER DATA
-------------------------------------------------------------------------------------------------
                                                                          Wtd Avg      Not Owner
FICO                                      DTI > 45       DTI > 50           DTI        Occupied
-------------------------------------------------------------------------------------------------

581 & Above                                25.16%          2.47%           41.03%          3.95%
561 - 580                                   3.17%          0.58%           40.20%          0.19%
541 - 560                                   3.72%          0.89%           40.39%          0.21%
521 - 540                                   3.82%          1.21%           41.04%          0.15%
520 & Below                                 2.67%          0.63%           40.73%          0.10%
TOTAL:                                     38.53%          5.78%           40.87%          4.60%


2. LTV

----------------------------------------------------------------------------------------------------------------
                                              Loan           $ Avge Loan      % of            Agg $        WAC
LTV                                           Count             Amount        Pool           Balance       WAC
----------------------------------------------------------------------------------------------------------------
80.00 & Below                                 3,784           176,800.88      66.18      669,014,543.29   7.124
80.01 - 85.00                                   809           191,030.08      15.29      154,543,333.10   7.268
85.01 - 90.00                                   662           184,235.10      12.07      121,963,633.64   7.406
90.01 - 95.00                                   209           182,989.07       3.78       38,244,715.33   7.643
95.01 - 100.00                                  542            49,995.16       2.68       27,097,375.23  10.221
TOTAL:                                        6,006           168,308.96     100.00    1,010,863,600.59   7.283

                                                                  PERCENTAGE OF AGGREGATE COLLATERAL
                                              -----------------------------------------------------------------
                                                                             FICO
---------------------------------------------------------------------------------------------------------------
                                              520 and             521-     541-     561-        581 and
LTV                                            below              540      560      580          above
---------------------------------------------------------------------------------------------------------------
80.00 & Below                                   6.49%            6.88%    6.47%     5.44%         40.90%
80.01 - 85.00                                   0.15%            2.17%    2.47%     1.95%          8.55%
85.01 - 90.00                                   0.05%            0.16%    0.83%     1.21%          9.81%
90.01 - 95.00                                   0.00%            0.02%    0.03%     0.18%          3.56%
95.01 - 100.00                                  0.00%            0.00%    0.00%     0.02%          2.66%
TOTAL:                                          6.69%            9.22%    9.80%     8.80%         65.48%

                                                                 PERCENTAGE OF AGGREGATE COLLATERAL
                                              ---------------------------------------------------------------------
                                                                               LTV
-------------------------------------------------------------------------------------------------------------------
                                               85% LTV        LTV             LTV            LTV            LTV
LTV                                            & below      85.01-90        90.01-95      95.01-100       100.01+
-------------------------------------------------------------------------------------------------------------------
80.00 & Below                                   66.18%         0.00%          0.00%          0.00%         0.00%
80.01 - 85.00                                   15.29%         0.00%          0.00%          0.00%         0.00%
85.01 - 90.00                                    0.00%        12.07%          0.00%          0.00%         0.00%
90.01 - 95.00                                    0.00%         0.00%          3.78%          0.00%         0.00%
95.01 - 100.00                                   0.00%         0.00%          0.00%          2.68%         0.00%
TOTAL:                                          81.47%        12.07%          3.78%          2.68%         0.00%

                                                                      PERCENTAGE OF AGGREGATE COLLATERAL
                                         -------------------------------------------------------------------------------------------
                                                                                   LOAN AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                          $50K and      $50.01-     $75.01-         $100.01 -       $600.01-     $750-
LTV                                         below         75K        100K             $600K           750K        900K       >$900K
------------------------------------------------------------------------------------------------------------------------------------
80.00 & Below                                0.33%       2.91%        4.72%           57.57%          0.65%       0.00%       0.00%
80.01 - 85.00                                0.04%       0.56%        0.92%           13.44%          0.32%       0.00%       0.00%
85.01 - 90.00                                0.01%       0.49%        0.75%           10.75%          0.06%       0.00%       0.00%
90.01 - 95.00                                0.02%       0.14%        0.16%            3.47%          0.00%       0.00%       0.00%
95.01 - 100.00                               1.33%       0.40%        0.38%            0.58%          0.00%       0.00%       0.00%
TOTAL:                                       1.73%       4.49%        6.93%           85.81%          1.04%       0.00%       0.00%

                                                                      PERCENTAGE OF AGGREGATE COLLATERAL
                                         ------------------------------------------------------------------------------------------
                                                         DOCUMENTATION                                 INTEREST ONLY
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Stated           Limited
LTV                                        Full Doc          Doc              Doc       2yr IO   3yr IO       5yr IO     10yr IO
-----------------------------------------------------------------------------------------------------------------------------------
80.00 & Below                                38.07%         25.61%            2.50%     12.17%    0.89%        0.00%       0.94%
80.01 - 85.00                                 8.19%          6.38%            0.72%      1.66%    0.23%        0.00%       0.95%
85.01 - 90.00                                 6.13%          5.32%            0.62%      2.06%    0.16%        0.00%       0.41%
90.01 - 95.00                                 1.81%          1.80%            0.17%      0.92%    0.06%        0.00%       0.00%
95.01 - 100.00                                1.16%          1.46%            0.06%      0.00%    0.00%        0.00%       0.00%
TOTAL:                                       55.37%         40.57%            4.06%     16.81%    1.34%        0.00%       2.30%

                                                       PERCENTAGE OF AGGREGATE COLLATERAL
                                         --------------------------------------------------------
                                                             DTI                      OTHER DATA
-------------------------------------------------------------------------------------------------
                                                                          Wtd Avg      Not Owner
LTV                                       DTI > 45       DTI > 50           DTI        Occupied
-------------------------------------------------------------------------------------------------
80.00 & Below                              25.28%          5.13%           40.78%          2.62%
80.01 - 85.00                               5.71%          0.36%           40.75%          0.71%
85.01 - 90.00                               4.83%          0.24%           41.01%          1.24%
90.01 - 95.00                               1.43%          0.05%           41.52%          0.02%
95.01 - 100.00                              1.28%          0.00%           42.24%          0.00%
TOTAL:                                     38.53%          5.78%           40.87%          4.60%


3. DTI

-----------------------------------------------------------------------------------------------------------------
                                              Loan           $ Avge Loan      % of            Agg $        WAC
DTI                                           Count             Amount        Pool           Balance       WAC
-----------------------------------------------------------------------------------------------------------------
<= 39.999                                     2,542           152,728.24      38.41      388,235,188.81   7.322
40.000 - 44.999                                1302           178,511.47      22.99      232,421,937.75   7.290
45.000 - 49.999                                1824           181,329.61      32.72      330,745,205.52   7.242
50.000 - 54.999                                 325           177,216.67       5.70       57,595,418.92   7.229
55.000 >=                                        13           143,526.89       0.18        1,865,849.59   7.119
TOTAL:                                        6,006           168,308.96     100.00    1,010,863,600.59   7.283

                                                              PERCENTAGE OF AGGREGATE COLLATERAL
                                            ----------------------------------------------------------------
                                                                           FICO
------------------------------------------------------------------------------------------------------------
                                            520 and             521-     541-     561-        581 and
DTI                                          below              540      560      580          above
------------------------------------------------------------------------------------------------------------
<= 39.999                                     2.72%            3.52%    4.21%     3.53%         24.43%
40.000 - 44.999                               1.30%            1.88%    1.87%     2.11%         15.83%
45.000 - 49.999                               2.04%            2.60%    2.83%     2.57%         22.68%
50.000 - 54.999                               0.61%            1.21%    0.86%     0.59%          2.43%
55.000 >=                                     0.02%            0.00%    0.03%     0.01%          0.11%
TOTAL:                                        6.69%            9.22%    9.80%     8.80%         65.48%

                                                                PERCENTAGE OF AGGREGATE COLLATERAL
                                            -----------------------------------------------------------------------
                                                                              LTV
-------------------------------------------------------------------------------------------------------------------
                                             85% LTV        LTV             LTV            LTV            LTV
DTI                                          & below      85.01-90        90.01-95      95.01-100       100.01+
-------------------------------------------------------------------------------------------------------------------
<= 39.999                                     32.13%         4.16%          1.29%          0.82%         0.00%
40.000 - 44.999                               18.32%         3.04%          1.06%          0.58%         0.00%
45.000 - 49.999                               25.47%         4.60%          1.38%          1.26%         0.00%
50.000 - 54.999                                5.40%         0.23%          0.05%          0.02%         0.00%
55.000 >=                                      0.15%         0.03%          0.00%          0.00%         0.00%
TOTAL:                                        81.47%        12.07%          3.78%          2.68%         0.00%

                                                          PERCENTAGE OF AGGREGATE COLLATERAL
                                     ---------------------------------------------------------------------------------------------
                                                                                   LOAN AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                                      $50K and      $50.01-     $75.01-         $100.01 -       $600.01-     $750-
DTI                                     below         75K        100K             $600K           750K        900K       >$900K
----------------------------------------------------------------------------------------------------------------------------------
<= 39.999                                0.76%       2.42%        3.43%           31.21%          0.58%       0.00%       0.00%
40.000 - 44.999                          0.32%       0.83%        1.35%           20.44%          0.06%       0.00%       0.00%
45.000 - 49.999                          0.63%       1.02%        1.75%           28.93%          0.39%       0.00%       0.00%
50.000 - 54.999                          0.02%       0.22%        0.38%            5.07%          0.00%       0.00%       0.00%
55.000 >=                                0.00%       0.00%        0.02%            0.16%          0.00%       0.00%       0.00%
TOTAL:                                   1.73%       4.49%        6.93%           85.81%          1.04%       0.00%       0.00%

                                                                  PERCENTAGE OF AGGREGATE COLLATERAL
                                     ------------------------------------------------------------------------------------------
                                                     DOCUMENTATION                                 INTEREST ONLY
-------------------------------------------------------------------------------------------------------------------------------
                                                       Stated           Limited
DTI                                    Full Doc          Doc              Doc       2yr IO   3yr IO       5yr IO     10yr IO
-------------------------------------------------------------------------------------------------------------------------------
<= 39.999                                22.18%         14.66%            1.57%      5.52%    0.47%        0.00%       0.81%
40.000 - 44.999                          11.39%         10.55%            1.05%      4.70%    0.36%        0.00%       0.63%
45.000 - 49.999                          17.53%         14.06%            1.13%      6.55%    0.51%        0.00%       0.86%
50.000 - 54.999                           4.10%          1.29%            0.30%      0.04%    0.00%        0.00%       0.00%
55.000 >=                                 0.16%          0.01%            0.01%      0.00%    0.00%        0.00%       0.00%
TOTAL:                                   55.37%         40.57%            4.06%     16.81%    1.34%        0.00%       2.30%

                                                    PERCENTAGE OF AGGREGATE COLLATERAL
                                     ---------------------------------------------------------
                                                           DTI                     OTHER DATA
----------------------------------------------------------------------------------------------
                                                                       Wtd Avg      Not Owner
DTI                                    DTI > 45       DTI > 50           DTI        Occupied
----------------------------------------------------------------------------------------------
<= 39.999                                0.00%          0.00%           32.10%          2.20%
40.000 - 44.999                          0.00%          0.00%           42.63%          1.00%
45.000 - 49.999                         32.65%          0.00%           47.82%          1.09%
50.000 - 54.999                          5.70%          5.60%           52.48%          0.30%
55.000 >=                                0.18%          0.18%           56.47%          0.02%
TOTAL:                                  38.53%          5.78%           40.87%          4.60%


4. OCCUPANCY TYPE

-------------------------------------------------------------------------------------------------------------------
                                              Loan           $ Avge Loan      % of            Agg $        WAC
OCCUPANCY TYPE                                Count             Amount        Pool           Balance       WAC
-------------------------------------------------------------------------------------------------------------------
Primary Residence                             5,702           169,124.35      95.40      964,347,065.69   7.265
Investment Property                             263           143,032.85       3.72       37,617,639.22   7.684
Second Home                                      41           217,046.24       0.88        8,898,895.68   7.501

4. OCCUPANCY TYPE

                                                        PERCENTAGE OF AGGREGATE COLLATERAL
                                            ----------------------------------------------------------------
                                                                     FICO
------------------------------------------------------------------------------------------------------------
                                            520 and             521-     541-     561-        581 and
OCCUPANCY TYPE                               below              540      560      580          above
------------------------------------------------------------------------------------------------------------
Primary Residence                             6.59%            9.07%    9.59%     8.61%         61.53%
Investment Property                           0.09%            0.13%    0.13%     0.16%          3.21%
Second Home                                   0.01%            0.02%    0.08%     0.03%          0.74%

                                                               PERCENTAGE OF AGGREGATE COLLATERAL
                                            ------------------------------------------------------------------------
                                                                             LTV
--------------------------------------------------------------------------------------------------------------------
                                             85% LTV        LTV             LTV            LTV            LTV
OCCUPANCY TYPE                               & below      85.01-90        90.01-95      95.01-100       100.01+
--------------------------------------------------------------------------------------------------------------------
Primary Residence                             78.13%        10.82%          3.76%          2.68%         0.00%
Investment Property                            2.69%         1.03%          0.00%          0.00%         0.00%
Second Home                                    0.64%         0.21%          0.02%          0.00%         0.00%

                                                                      PERCENTAGE OF AGGREGATE COLLATERAL
                                      --------------------------------------------------------------------------------------------
                                                                                  LOAN AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                                       $50K and      $50.01-     $75.01-         $100.01 -       $600.01-     $750-
OCCUPANCY TYPE                           below         75K        100K             $600K           750K        900K       >$900K
----------------------------------------------------------------------------------------------------------------------------------
Primary Residence                         1.71%       3.98%        6.53%           82.14%          1.04%       0.00%       0.00%
Investment Property                       0.02%       0.49%        0.40%            2.81%          0.00%       0.00%       0.00%
Second Home                               0.00%       0.02%        0.00%            0.86%          0.00%       0.00%       0.00%

                                                                      PERCENTAGE OF AGGREGATE COLLATERAL
                                      ------------------------------------------------------------------------------------------
                                                      DOCUMENTATION                                 INTEREST ONLY
--------------------------------------------------------------------------------------------------------------------------------
                                                        Stated           Limited
OCCUPANCY TYPE                          Full Doc          Doc              Doc       2yr IO   3yr IO       5yr IO     10yr IO
--------------------------------------------------------------------------------------------------------------------------------
Primary Residence                         53.52%         38.09%            3.79%     16.68%    1.34%        0.00%       2.18%
Investment Property                        1.55%          1.91%            0.26%      0.00%    0.00%        0.00%       0.00%
Second Home                                0.30%          0.57%            0.01%      0.13%    0.00%        0.00%       0.12%

                                                   PERCENTAGE OF AGGREGATE COLLATERAL
                                      ---------------------------------------------------------
                                                              DTI                   OTHER DATA
-----------------------------------------------------------------------------------------------
                                                                        Wtd Avg      Not Owner
OCCUPANCY TYPE                          DTI > 45       DTI > 50           DTI        Occupied
-----------------------------------------------------------------------------------------------
Primary Residence                        37.13%          5.47%           41.01%          0.00%
Investment Property                       1.08%          0.27%           37.33%          3.72%
Second Home                               0.32%          0.04%           40.79%          0.88%


5. WAC

-----------------------------------------------------------------------------------------------------------------
                                              Loan           $ Avge Loan      % of            Agg $        WAC
WAC                                           Count             Amount        Pool           Balance       WAC
-----------------------------------------------------------------------------------------------------------------
<= 6.999                                      2,057           226,090.11      46.01      465,067,363.77   6.299
7.000 - 7.999                                  1798           174,458.59      31.03      313,676,548.54   7.511
8.000 - 8.999                                  1152           135,149.07      15.40      155,691,724.82   8.460
9.000 - 9.999                                   483           100,345.45       4.79       48,466,850.52   9.413
10.000 - 10.999                                 298            59,326.72       1.75       17,679,363.71  10.437
11.000 >=                                       218            47,163.99       1.02       10,281,749.23  11.491

                                                                PERCENTAGE OF AGGREGATE COLLATERAL
                                                 --------------------------------------------------------------
                                                                              FICO
---------------------------------------------------------------------------------------------------------------
                                                 520 and             521-     541-     561-        581 and
WAC                                               below              540      560      580          above
---------------------------------------------------------------------------------------------------------------
<= 6.999                                           0.35%            1.17%    2.21%     3.37%         38.91%
7.000 - 7.999                                      1.94%            3.51%    3.96%     3.01%         18.61%
8.000 - 8.999                                      2.49%            3.11%    2.75%     1.90%          5.15%
9.000 - 9.999                                      1.40%            1.12%    0.77%     0.42%          1.10%
10.000 - 10.999                                    0.38%            0.28%    0.08%     0.08%          0.93%
11.000 >=                                          0.13%            0.03%    0.04%     0.03%          0.79%

                                                                          PERCENTAGE OF AGGREGATE COLLATERAL
                                                 -----------------------------------------------------------------------
                                                                                 LTV
------------------------------------------------------------------------------------------------------------------------
                                                  85% LTV        LTV             LTV            LTV            LTV
WAC                                               & below      85.01-90        90.01-95      95.01-100       100.01+
------------------------------------------------------------------------------------------------------------------------
<= 6.999                                           41.33%         4.00%          0.68%          0.00%         0.00%
7.000 - 7.999                                      23.88%         4.98%          2.02%          0.15%         0.00%
8.000 - 8.999                                      11.42%         2.72%          0.97%          0.29%         0.00%
9.000 - 9.999                                       3.80%         0.34%          0.09%          0.56%         0.00%
10.000 - 10.999                                     0.83%         0.02%          0.01%          0.88%         0.00%
11.000 >=                                           0.22%         0.00%          0.00%          0.80%         0.00%

                                                                         PERCENTAGE OF AGGREGATE COLLATERAL
                                       --------------------------------------------------------------------------------------------
                                                                                     LOAN AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
                                        $50K and      $50.01-     $75.01-         $100.01 -       $600.01-     $750-
WAC                                       below         75K        100K             $600K           750K        900K       >$900K
-----------------------------------------------------------------------------------------------------------------------------------
<= 6.999                                   0.02%       0.35%        1.58%           43.27%          0.78%       0.00%       0.00%
7.000 - 7.999                              0.10%       1.08%        2.43%           27.16%          0.26%       0.00%       0.00%
8.000 - 8.999                              0.16%       1.65%        1.90%           11.69%          0.00%       0.00%       0.00%
9.000 - 9.999                              0.33%       0.84%        0.65%            2.97%          0.00%       0.00%       0.00%
10.000 - 10.999                            0.63%       0.37%        0.21%            0.55%          0.00%       0.00%       0.00%
11.000 >=                                  0.49%       0.20%        0.16%            0.17%          0.00%       0.00%       0.00%

                                                                           PERCENTAGE OF AGGREGATE COLLATERAL
                                       -----------------------------------------------------------------------------------------
                                                       DOCUMENTATION                                 INTEREST ONLY
--------------------------------------------------------------------------------------------------------------------------------
                                                         Stated           Limited
WAC                                      Full Doc          Doc              Doc       2yr IO   3yr IO       5yr IO     10yr IO
--------------------------------------------------------------------------------------------------------------------------------
<= 6.999                                   28.48%         15.34%            2.19%     10.72%    0.81%        0.00%       2.30%
7.000 - 7.999                              15.63%         14.07%            1.34%      5.42%    0.53%        0.00%       0.00%
8.000 - 8.999                               8.17%          6.83%            0.40%      0.64%    0.00%        0.00%       0.00%
9.000 - 9.999                               2.07%          2.64%            0.09%      0.03%    0.00%        0.00%       0.00%
10.000 - 10.999                             0.53%          1.18%            0.04%      0.00%    0.00%        0.00%       0.00%
11.000 >=                                   0.49%          0.51%            0.01%      0.00%    0.00%        0.00%       0.00%

                                                   PERCENTAGE OF AGGREGATE COLLATERAL
                                       ---------------------------------------------------------
                                                               DTI                   OTHER DATA
------------------------------------------------------------------------------------------------
                                                                         Wtd Avg      Not Owner
WAC                                      DTI > 45       DTI > 50           DTI        Occupied
------------------------------------------------------------------------------------------------
<= 6.999                                  18.64%          2.88%           41.37%          1.14%
7.000 - 7.999                             11.68%          1.74%           40.69%          1.93%
8.000 - 8.999                              5.44%          0.80%           40.07%          1.16%
9.000 - 9.999                              1.64%          0.31%           39.84%          0.31%
10.000 - 10.999                            0.73%          0.05%           40.76%          0.04%
11.000 >=                                  0.40%          0.01%           41.17%          0.02%


6. IO TYPE

------------------------------------------------------------------------------------------------------------------
                                              Loan           $ Avge Loan      % of            Agg $        WAC
IO TYPE                                       Count             Amount        Pool           Balance       WAC
------------------------------------------------------------------------------------------------------------------
0                                             5,266           152,708.62      79.55      804,163,575.69   7.479
2 Yr IO                                         611           278,130.46      16.81      169,937,712.85   6.669
3 Yr IO                                          55           245,596.00       1.34       13,507,779.88   6.693
5 Yr IO                                           0                 0.00          -                   -   0.000
10 Yr IO                                         74           314,250.43       2.30       23,254,532.17   5.297

                                                              PERCENTAGE OF AGGREGATE COLLATERAL
                                              ---------------------------------------------------------------
                                                                            FICO
-------------------------------------------------------------------------------------------------------------
                                              520 and             521-     541-     561-        581 and
IO TYPE                                        below              540      560      580          above
-------------------------------------------------------------------------------------------------------------
0                                               6.69%            9.22%    9.78%     8.76%         45.10%
2 Yr IO                                         0.00%            0.00%    0.02%     0.04%         16.75%
3 Yr IO                                         0.00%            0.00%    0.00%     0.00%          1.34%
5 Yr IO                                         0.00%            0.00%    0.00%     0.00%          0.00%
10 Yr IO                                        0.00%            0.00%    0.00%     0.00%          2.30%

                                                                    PERCENTAGE OF AGGREGATE COLLATERAL
                                              -------------------------------------------------------------------------
                                                                                LTV
-----------------------------------------------------------------------------------------------------------------------
                                                 85% LTV        LTV             LTV            LTV            LTV
IO TYPE                                          & below      85.01-90        90.01-95      95.01-100       100.01+
-----------------------------------------------------------------------------------------------------------------------
0                                                 64.63%         9.44%          2.81%          2.68%         0.00%
2 Yr IO                                           13.83%         2.06%          0.92%          0.00%         0.00%
3 Yr IO                                            1.12%         0.16%          0.06%          0.00%         0.00%
5 Yr IO                                            0.00%         0.00%          0.00%          0.00%         0.00%
10 Yr IO                                           1.89%         0.41%          0.00%          0.00%         0.00%

                                                                       PERCENTAGE OF AGGREGATE COLLATERAL
                                      ---------------------------------------------------------------------------------------------
                                                                                 LOAN AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
                                        $50K and      $50.01-     $75.01-         $100.01 -       $600.01-     $750-
IO TYPE                                   below         75K        100K             $600K           750K        900K       >$900K
-----------------------------------------------------------------------------------------------------------------------------------
0                                          1.73%       4.45%        6.69%           66.22%          0.46%       0.00%       0.00%
2 Yr IO                                    0.00%       0.03%        0.14%           16.26%          0.38%       0.00%       0.00%
3 Yr IO                                    0.00%       0.01%        0.07%            1.19%          0.06%       0.00%       0.00%
5 Yr IO                                    0.00%       0.00%        0.00%            0.00%          0.00%       0.00%       0.00%
10 Yr IO                                   0.00%       0.00%        0.02%            2.15%          0.13%       0.00%       0.00%

                                                                    PERCENTAGE OF AGGREGATE COLLATERAL
                                     ------------------------------------------------------------------------------------------
                                                     DOCUMENTATION                                 INTEREST ONLY
-------------------------------------------------------------------------------------------------------------------------------
                                                       Stated           Limited
IO TYPE                                Full Doc          Doc              Doc       2yr IO   3yr IO       5yr IO     10yr IO
-------------------------------------------------------------------------------------------------------------------------------
0                                        46.80%         29.26%            3.49%      0.00%    0.00%        0.00%       0.00%
2 Yr IO                                   6.90%          9.45%            0.46%     16.81%    0.00%        0.00%       0.00%
3 Yr IO                                   0.65%          0.57%            0.11%      0.00%    1.34%        0.00%       0.00%
5 Yr IO                                   0.00%          0.00%            0.00%      0.00%    0.00%        0.00%       0.00%
10 Yr IO                                  1.01%          1.29%            0.00%      0.00%    0.00%        0.00%       2.30%

                                              PERCENTAGE OF AGGREGATE COLLATERAL
                                     ---------------------------------------------------------
                                                             DTI                   OTHER DATA
----------------------------------------------------------------------------------------------
                                                                       Wtd Avg      Not Owner
IO TYPE                                DTI > 45       DTI > 50           DTI        Occupied
----------------------------------------------------------------------------------------------
0                                       30.62%          5.74%           40.65%          4.35%
2 Yr IO                                  6.59%          0.04%           41.85%          0.13%
3 Yr IO                                  0.51%          0.00%           41.37%          0.00%
5 Yr IO                                  0.00%          0.00%            0.00%          0.00%
10 Yr IO                                 0.82%          0.00%           41.27%          0.12%

7. DOCTYPE

-----------------------------------------------------------------------------------------------------------------
                                              Loan           $ Avge Loan      % of            Agg $        WAC
DOCTYPE                                       Count             Amount        Pool           Balance       WAC
-----------------------------------------------------------------------------------------------------------------
3- Stated doc                                 2,148           190,929.88      40.57      410,117,373.16   7.518
5- Full doc 2yr W2/tax returns                 1943           149,367.64      28.71      290,221,331.14   7.170
1- Full doc 1yr W2                             1704           158,126.16      26.66      269,446,980.00   7.082
4- Limited 12mos bk stmt                        211           194,682.07       4.06       41,077,916.29   7.032

                                                               PERCENTAGE OF AGGREGATE COLLATERAL
                                               ----------------------------------------------------------------
                                                                        FICO
---------------------------------------------------------------------------------------------------------------
                                               520 and             521-     541-     561-        581 and
DOCTYPE                                         below              540      560      580          above
---------------------------------------------------------------------------------------------------------------
3- Stated doc                                    1.28%            2.31%    2.99%     2.94%         31.05%
5- Full doc 2yr W2/tax returns                   2.45%            3.23%    3.06%     2.39%         17.57%
1- Full doc 1yr W2                               2.73%            3.39%    3.49%     3.06%         13.99%
4- Limited 12mos bk stmt                         0.23%            0.28%    0.26%     0.41%          2.87%

                                                                 PERCENTAGE OF AGGREGATE COLLATERAL
                                               -----------------------------------------------------------------------
                                                                               LTV
----------------------------------------------------------------------------------------------------------------------
                                                85% LTV        LTV             LTV            LTV            LTV
DOCTYPE                                         & below      85.01-90        90.01-95      95.01-100       100.01+
----------------------------------------------------------------------------------------------------------------------
3- Stated doc                                    31.99%         5.32%          1.80%          1.46%         0.00%
5- Full doc 2yr W2/tax returns                   23.18%         3.53%          1.08%          0.92%         0.00%
1- Full doc 1yr W2                               23.08%         2.60%          0.73%          0.24%         0.00%
4- Limited 12mos bk stmt                          3.22%         0.62%          0.17%          0.06%         0.00%

                                                                          PERCENTAGE OF AGGREGATE COLLATERAL
                                        --------------------------------------------------------------------------------------------
                                                                                      LOAN AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                         $50K and      $50.01-     $75.01-         $100.01 -       $600.01-     $750-
DOCTYPE                                    below         75K        100K             $600K           750K        900K       >$900K
------------------------------------------------------------------------------------------------------------------------------------
3- Stated doc                               0.72%       1.22%        1.67%           36.57%          0.39%       0.00%       0.00%
5- Full doc 2yr W2/tax returns              0.68%       1.58%        2.73%           23.54%          0.19%       0.00%       0.00%
1- Full doc 1yr W2                          0.29%       1.57%        2.34%           22.14%          0.32%       0.00%       0.00%
4- Limited 12mos bk stmt                    0.05%       0.13%        0.19%            3.57%          0.13%       0.00%       0.00%

                                                                        PERCENTAGE OF AGGREGATE COLLATERAL
                                         -----------------------------------------------------------------------------------------
                                                         DOCUMENTATION                                 INTEREST ONLY
----------------------------------------------------------------------------------------------------------------------------------
                                                           Stated           Limited
DOCTYPE                                    Full Doc          Doc              Doc       2yr IO   3yr IO       5yr IO     10yr IO
----------------------------------------------------------------------------------------------------------------------------------
3- Stated doc                                 0.00%         40.57%            0.00%      9.45%    0.57%        0.00%       1.29%
5- Full doc 2yr W2/tax returns               28.71%          0.00%            0.00%      4.07%    0.54%        0.00%       0.67%
1- Full doc 1yr W2                           26.66%          0.00%            0.00%      2.83%    0.12%        0.00%       0.34%
4- Limited 12mos bk stmt                      0.00%          0.00%            4.06%      0.46%    0.11%        0.00%       0.00%

                                                   PERCENTAGE OF AGGREGATE COLLATERAL
                                        -----------------------------------------------------------
                                                                  DTI                   OTHER DATA
---------------------------------------------------------------------------------------------------
                                                                            Wtd Avg      Not Owner
DOCTYPE                                     DTI > 45       DTI > 50           DTI        Occupied
---------------------------------------------------------------------------------------------------
3- Stated doc                                15.36%          1.24%           41.11%          2.48%
5- Full doc 2yr W2/tax returns               11.28%          1.87%           40.85%          0.93%
1- Full doc 1yr W2                           10.45%          2.38%           40.77%          0.91%
4- Limited 12mos bk stmt                      1.45%          0.30%           39.29%          0.28%


8. OTHERS

-----------------------------------------------------------------------------------------------------------------
                                              Loan           $ Avge Loan      % of            Agg $        WAC
OTHERS                                        Count             Amount        Pool           Balance       WAC
-----------------------------------------------------------------------------------------------------------------
Manufactured Housing                              0
2nd Lien                                        510            40,951.85       2.07       20,885,444.25  10.709
< 100K                                         2009            66,116.47      13.14      132,827,989.19   8.445
> 650K                                            8           694,955.42       0.55        5,559,643.35   6.140
Ohio                                            151            93,446.46       1.40       14,110,414.76   7.856
Nevada                                          141           185,935.18       2.59       26,216,860.85   7.457
North CA                                        555           259,980.96      14.27      144,289,435.23   6.641
South CA                                       1110           246,622.96      27.08      273,751,481.69   6.873
Top 10 Loans                                     10           681,629.34       0.67        6,816,293.35   6.386

                                                             PERCENTAGE OF AGGREGATE COLLATERAL
                                                ----------------------------------------------------------------
                                                                         FICO
----------------------------------------------------------------------------------------------------------------
                                                520 and             521-     541-     561-        581 and
OTHERS                                           below              540      560      580          above
----------------------------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien                                          0.00%            0.00%    0.00%     0.02%          2.05%
< 100K                                            1.66%            1.67%    1.63%     1.27%          6.91%
> 650K                                            0.00%            0.00%    0.00%     0.00%          0.55%
Ohio                                              0.17%            0.22%    0.19%     0.11%          0.72%
Nevada                                            0.24%            0.27%    0.29%     0.26%          1.53%
North CA                                          0.36%            0.68%    0.81%     0.70%         11.74%
South CA                                          1.38%            2.19%    2.16%     2.35%         19.01%
Top 10 Loans                                      0.00%            0.00%    0.00%     0.00%          0.67%

                                                                    PERCENTAGE OF AGGREGATE COLLATERAL
                                                --------------------------------------------------------------------------
                                                                                    LTV
--------------------------------------------------------------------------------------------------------------------------
                                                     85% LTV        LTV             LTV            LTV            LTV
OTHERS                                               & below      85.01-90        90.01-95      95.01-100       100.01+
--------------------------------------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien                                               0.00%         0.00%          0.01%          2.05%         0.00%
< 100K                                                 9.47%         1.26%          0.31%          2.10%         0.00%
> 650K                                                 0.55%         0.00%          0.00%          0.00%         0.00%
Ohio                                                   0.93%         0.35%          0.08%          0.04%         0.00%
Nevada                                                 2.14%         0.25%          0.12%          0.07%         0.00%
North CA                                              12.36%         1.38%          0.27%          0.26%         0.00%
South CA                                              23.29%         2.75%          0.66%          0.38%         0.00%
Top 10 Loans                                           0.67%         0.00%          0.00%          0.00%         0.00%

                                                                  PERCENTAGE OF AGGREGATE COLLATERAL
                                      --------------------------------------------------------------------------------------------
                                                                              LOAN AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                                       $50K and      $50.01-     $75.01-         $100.01 -       $600.01-     $750-
OTHERS                                   below         75K        100K             $600K           750K        900K       >$900K
----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien                                  1.34%       0.37%        0.31%            0.04%          0.00%       0.00%       0.00%
< 100K                                    1.73%       4.49%        6.92%            0.00%          0.00%       0.00%       0.00%
> 650K                                    0.00%       0.00%        0.00%            0.00%          0.55%       0.00%       0.00%
Ohio                                      0.02%       0.32%        0.36%            0.69%          0.00%       0.00%       0.00%
Nevada                                    0.06%       0.03%        0.07%            2.35%          0.07%       0.00%       0.00%
North CA                                  0.10%       0.08%        0.20%           13.69%          0.21%       0.00%       0.00%
South CA                                  0.12%       0.13%        0.33%           26.08%          0.43%       0.00%       0.00%
Top 10 Loans                              0.00%       0.00%        0.00%            0.00%          0.67%       0.00%       0.00%

                                                                     PERCENTAGE OF AGGREGATE COLLATERAL
                                      -------------------------------------------------------------------------------------------
                                                      DOCUMENTATION                                 INTEREST ONLY
---------------------------------------------------------------------------------------------------------------------------------
                                                        Stated           Limited
OTHERS                                  Full Doc          Doc              Doc       2yr IO   3yr IO       5yr IO     10yr IO
---------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien                                   0.86%          1.16%            0.05%      0.00%    0.00%        0.00%       0.00%
< 100K                                     9.17%          3.61%            0.36%      0.17%    0.09%        0.00%       0.01%
> 650K                                     0.27%          0.21%            0.07%      0.20%    0.00%        0.00%       0.07%
Ohio                                       0.95%          0.35%            0.10%      0.04%    0.00%        0.00%       0.02%
Nevada                                     1.37%          1.10%            0.13%      0.46%    0.00%        0.00%       0.05%
North CA                                   7.07%          6.72%            0.48%      5.54%    0.25%        0.00%       1.17%
South CA                                  13.07%         12.60%            1.41%      6.35%    0.45%        0.00%       0.49%
Top 10 Loans                               0.27%          0.33%            0.07%      0.26%    0.06%        0.00%       0.07%

                                                  PERCENTAGE OF AGGREGATE COLLATERAL
                                      --------------------------------------------------------
                                                             DTI                   OTHER DATA
----------------------------------------------------------------------------------------------
                                                                       Wtd Avg      Not Owner
OTHERS                                 DTI > 45       DTI > 50           DTI        Occupied
----------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien                                 0.89%          0.00%           41.86%          0.00%
< 100K                                   4.03%          0.64%           38.13%          0.93%
> 650K                                   0.27%          0.00%           38.08%          0.00%
Ohio                                     0.54%          0.10%           38.82%          0.10%
Nevada                                   0.98%          0.13%           40.39%          0.18%
North CA                                 5.64%          0.61%           41.90%          0.64%
South CA                                11.70%          2.00%           41.80%          0.78%
Top 10 Loans                             0.27%          0.00%           38.01%          0.00%


9. CREDIT GRADES

-----------------------------------------------------------------------------------------------------------------
CREDIT GRADES  please use Relevant            Loan           $ Avge Loan      % of            Agg $        WAC
Credit Grades of Originator                   Count             Amount        Pool           Balance       WAC
-----------------------------------------------------------------------------------------------------------------
AA                                             3821            173322.46      65.51      662,265,131.42   7.125
A+                                              653            170340.42      11.00      111,232,296.51   7.402
A-                                              583            149597.76       8.63       87,215,495.73   7.660
B                                               456            152736.61       6.89       69,647,894.78   7.939
C                                               396            135298.71       5.30       53,578,289.79   8.173
C-                                               23            159563.49       0.36        3,669,960.19  10.164
FICO                                             74            314250.43       2.30       23,254,532.17   5.297

                                                                PERCENTAGE OF AGGREGATE COLLATERAL
                                             ---------------------------------------------------------------------
                                                                                FICO
------------------------------------------------------------------------------------------------------------------
CREDIT GRADES  please use Relevant             520 and             521-     541-     561-        581 and
Credit Grades of Originator                     below              540      560      580          above
------------------------------------------------------------------------------------------------------------------
AA                                               1.80%            3.55%    3.98%     4.55%         51.62%
A+                                               0.79%            1.53%    1.97%     1.21%          5.51%
A-                                               1.39%            1.47%    1.41%     1.38%          2.97%
B                                                1.62%            1.21%    1.40%     0.87%          1.79%
C                                                0.95%            1.42%    0.97%     0.73%          1.23%
C-                                               0.14%            0.03%    0.07%     0.07%          0.06%
FICO                                             0.00%            0.00%    0.00%     0.00%          2.30%

                                                                 PERCENTAGE OF AGGREGATE COLLATERAL
                                             --------------------------------------------------------------------------
                                                                               LTV
-----------------------------------------------------------------------------------------------------------------------
CREDIT GRADES  please use Relevant              85% LTV        LTV             LTV            LTV            LTV
Credit Grades of Originator                     & below      85.01-90        90.01-95      95.01-100       100.01+
-----------------------------------------------------------------------------------------------------------------------
AA                                               50.14%         9.25%          3.48%          2.65%         0.00%
A+                                                8.96%         1.71%          0.30%          0.03%         0.00%
A-                                                7.95%         0.68%          0.00%          0.00%         0.00%
B                                                 6.87%         0.02%          0.00%          0.00%         0.00%
C                                                 5.30%         0.00%          0.00%          0.00%         0.00%
C-                                                0.36%         0.00%          0.00%          0.00%         0.00%
FICO                                              1.89%         0.41%          0.00%          0.00%         0.00%

                                                   PERCENTAGE OF AGGREGATE COLLATERAL
                                        -------------------------------------------------------------------------------------------
                                                                                     LOAN AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT GRADES  please use Relevant       $50K and      $50.01-     $75.01-         $100.01 -       $600.01-     $750-
Credit Grades of Originator                below         75K        100K             $600K           750K        900K       >$900K
-----------------------------------------------------------------------------------------------------------------------------------
AA                                          1.46%       2.38%        3.89%           56.93%          0.85%       0.00%       0.00%
A+                                          0.08%       0.52%        0.79%            9.55%          0.06%       0.00%       0.00%
A-                                          0.07%       0.64%        0.90%            7.02%          0.00%       0.00%       0.00%
B                                           0.03%       0.44%        0.68%            5.74%          0.00%       0.00%       0.00%
C                                           0.08%       0.48%        0.64%            4.10%          0.00%       0.00%       0.00%
C-                                          0.00%       0.02%        0.02%            0.33%          0.00%       0.00%       0.00%
FICO                                        0.00%       0.00%        0.02%            2.15%          0.13%       0.00%       0.00%

                                                                         PERCENTAGE OF AGGREGATE COLLATERAL
                                        ------------------------------------------------------------------------------------------
                                                         DOCUMENTATION                                 INTEREST ONLY
----------------------------------------------------------------------------------------------------------------------------------
CREDIT GRADES  please use Relevant                         Stated           Limited
Credit Grades of Originator                Full Doc          Doc              Doc       2yr IO   3yr IO       5yr IO     10yr IO
----------------------------------------------------------------------------------------------------------------------------------
AA                                           31.62%         31.32%            2.58%     15.37%    1.29%        0.00%       0.00%
A+                                            6.95%          3.49%            0.57%      1.03%    0.04%        0.00%       0.00%
A-                                            6.20%          1.97%            0.46%      0.41%    0.01%        0.00%       0.00%
B                                             5.30%          1.29%            0.29%      0.00%    0.00%        0.00%       0.00%
C                                             3.99%          1.17%            0.14%      0.00%    0.00%        0.00%       0.00%
C-                                            0.31%          0.04%            0.02%      0.00%    0.00%        0.00%       0.00%
FICO                                          1.01%          1.29%            0.00%      0.00%    0.00%        0.00%       2.30%

                                                        PERCENTAGE OF AGGREGATE COLLATERAL
                                        --------------------------------------------------------
                                                               DTI                   OTHER DATA
------------------------------------------------------------------------------------------------
CREDIT GRADES  please use Relevant                                       Wtd Avg      Not Owner
Credit Grades of Originator              DTI > 45       DTI > 50           DTI        Occupied
------------------------------------------------------------------------------------------------
AA                                        25.60%          2.56%           41.19%          3.27%
A+                                         4.45%          0.85%           40.91%          0.54%
A-                                         3.16%          0.68%           40.11%          0.43%
B                                          2.61%          0.81%           39.88%          0.19%
C                                          1.75%          0.84%           39.29%          0.06%
C-                                         0.16%          0.03%           40.32%          0.00%
FICO                                       0.82%          0.00%           41.27%          0.12%


10. TOP 10 MSAS

-----------------------------------------------------------------------------------------------------------------------------------
                            Loan           $ Avge Loan      % of            Agg $        WAC          Wtd Avg            Wtd Avg
TOP 10 MSAS                 Count             Amount        Pool           Balance       WAC          LTV                 FICO
-----------------------------------------------------------------------------------------------------------------------------------
Los Angeles CA                 91            265738.52       2.39       24,182,204.94   7.041          77.10              625
Las Vegas NV                   86            195321.81       1.66       16,797,675.69   7.576          79.14              602
San Jose CA                    32            361131.31       1.14       11,556,202.04   6.100          77.92              671
San Diego CA                   37             295481.2       1.08       10,932,804.30   6.591          75.74              666
Sacramento CA                  52            191817.48       0.99        9,974,509.16   6.929          78.67              628
Riverside CA                   37            246893.44       0.90        9,135,057.12   7.080          76.00              608
Chicago IL                     58            154773.91       0.89        8,976,886.74   7.696          81.31              607
Miami FL                       59            146021.39       0.85        8,615,262.13   7.640          77.50              596
Brooklyn NY                    30            280919.67       0.83        8,427,589.95   7.128          72.86              591
Fontana CA                     34            238061.22       0.80        8,094,081.54   6.924          78.46              609